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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               -------------------

                                    FORM 8-K/A

                               -------------------

                CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) - May 16, 2002

                                 ---------------

                        DATAWORLD SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)

              DELAWARE                                 11-2816128
      (State or other jurisdiction                  (I.R.S. Employer
      of incorporation or organization)            Identification No.)

                 100 MARCUS BOULEVARD, Hauppauge, New York 11788
               (Address of principal executive offices) (Zip Code)

                                 (631) 342-7572
              (Registrant's telephone number, including area code)

                               -------------------



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Item 4.  Changes in Registrant's Certifying Accountant
------------------------------------------------------

On May 16, 2002, Dataworld Solutions, Inc. dismissed Grant Thornton LLP as its independent accountants. The registrant's board approved the decision to change independent accountants.

Grant Thornton LLP's report on the registrant's financial statements for the Fiscal Year Ended June 30, 2000 contained a qualified opinion regarding the Company's viability as a going concern.

During the registrant's fiscal year ended June 30, 2000 and the subsequent periods through May 16 2002, there was no disagreement with Grant Thornton
LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement if not resolved to the satisfaction of Grant Thornton LLP would have caused it to make reference thereto in its report on the registrant's consolidated financial statements, and there were no reportable events, as defined in Item 304 (a) (1) (iv) of Regulation S-B.

The Registrant has requested that Grant Thornton LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated July 2 2002, is filed as Exhibit 1 to this Form 8-K/A.

On May 16, 2002, the registrant engaged BP Professionals, LLP as its new independent accountants for the fiscal year ended June 30, 2001. During the registrant's two most recent fiscal years and any subsequent period through May 16, 2002, the registrant has not consulted with BP Professionals LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the registrant's financial statements, in respect of which either a written report was provided to the registrant or oral advice was provided that BP Professionals LLP concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions to Item 304 of Regulation S-B, or a reportable event.

Item 7.  Financial Statements and Exhibits
--------------------------------------------

(c) Exhibits

Exhibit 1 - Letter from Grant Thornton LLP, filed with this document.



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                                   SIGNATURES
                                   ----------

Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                        DATAWORLD SOLUTIONS, INC.

                                  (Registrant)

                        By   /s/ DANIEL MCPHEE
                             --------------------
                             Daniel McPhee
                             CEO
                             (Principal Executive Officer)

Date: July 2, 2002

                                  EXHIBIT INDEX
                                  --------------

Exhibit Number      Description
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            1            Letter from Grant Thornton LLP to the
                         Securities and Exchange Commission dated July 2, 2002



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EXHIBIT 1

July 2, 2002

Securities and Exchange Commission
Washington, D.C. 20549

Re:      Dataworld Solutions, Inc.

Dear Sir or Madam:

We have read Item 4 of the Form 8-K/A of Dataworld Solutions, Inc. dated May 16, and agree with the statements concerning our Firm contained therein.

Very truly yours,

/S/ GRANT THORNTON LLP